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                                                                   Exhibit 10.22

                               RAYOVAC CORPORATION
                           DEFERRED COMPENSATION PLAN

          WHEREAS, Rayovac Corporation, a corporation duly organized and existing under the laws of the State of Wisconsin (the "Primary Sponsor"), and each of its affiliates adopting the plan embodied herein desire to attract and retain key employees and members of the Board of Directors by providing deferred cash compensation to those key employees and directors who qualify hereunder;

          NOW, THEREFORE, the Primary Sponsor does hereby restate the Rayovac Corporation Deferred Compensation Plan (the "Plan"), effective July 1, 2001, as follows:

                                    Section 1
                                   DEFINITIONS

          Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases shall have the meanings set forth below:

          1.1 "ACCOUNT" means the bookkeeping account established and maintained by the Plan Administrator to reflect the interest of a Member under the Plan, as adjusted to reflect hypothetical income, gains, losses and other credits or charges attributable to the investment benchmark selected by the Member for the investment of his Account.

          1.2 "AFFILIATE" means (a) any corporation that is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor and (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor.

          1.3 "ANNUAL COMPENSATION" means the amount paid to an Employee by a Plan Sponsor during a Plan Year as base salary or as a bonus, disregarding for this purpose any elections under Code Section 125 or Code Section 401(k), or the amount paid to a Director by the Primary Sponsor during the Plan Year as fees for services rendered as a member of the Board of Directors.

          1.4 "BENEFICIARY" means the person or trust that a Member designated most recently in writing to the Plan Administrator; provided, however, that if the Member has failed to make a designation, no person designated is alive, no trust has been established or no successor Beneficiary has been designated who is alive, the Beneficiary means (a) the Member's spouse or (b) if no spouse is exists, the Member's surviving children, or (c) if no children are alive, the Member's parents, or (d) if no parent is alive, the legal representative of the deceased Member's estate. Changes in designations of Beneficiaries may be made upon written notice to the Plan Administrator in such form as the Plan Administrator may prescribe

          1.5 "BOARD OF DIRECTORS" means the Board of Directors of the Primary Sponsor.

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          1.6   "CODE" means the Internal Revenue Code of 1986, as amended.

          1.7 "DISABILITY" means the disability of a Member within the meaning of the Rayovac Profit Sharing and Savings Plan.

          1.8 "EFFECTIVE DATE" means, as to the Primary Sponsor, January 1, 1997 and as to each other Plan Sponsor that adopts the Plan, the date designated as such by the adopting Plan Sponsor.

          1.9 "ELIGIBLE DIRECTOR" means any member of the Board of Directors who is not otherwise an Employee.

          1.10 "ELIGIBLE EMPLOYEE" means any Employee of a Plan Sponsor who is employed at the level of Vice President or above.

          1.11 "EMPLOYEE" means any person who is employed by a Plan Sponsor or an Affiliate for purposes of the Federal Insurance Contributions Act.

          1.12 "ENTRY DATE" means January 1 and July 1 of each Plan Year, or in the event of the acquisition of substantially all of the stock or substantially all of the assets of an entity by a Plan Sponsor, such other date as the Plan Administrator determines. Upon initial adoption of the Plan, a Plan Sponsor may designate the Effective Date as an Entry Date.

          1.13 "MEMBER" means any current or former Eligible Employee or Eligible Director who has become a participant in the Plan for so long as his benefits hereunder have not been paid out.

          1.14  "NORMAL RETIREMENT AGE" means age 65.

          1.15 "PLAN ADMINISTRATOR" means the organization or person(s) designated by the Primary Sponsor to administer the Plan.

          1.16 "PLAN SPONSOR" means individually the Primary Sponsor and any other Affiliate or other entity that has adopted the Plan.

          1.17  "PLAN YEAR" means the calendar year.

          1.18 "RETIREMENT DATE" means the date on which an Eligible Employee who is a Member retires on or after (a) attaining Normal Retirement Age or (b) becoming subject to a Disability. In the case of an Eligible Director who is a Member, Retirement Date means the date on which the Eligible Director ceases to be a member of the Board of Directors.

          1.19 "VALUATION DATE" means the last day of March, June, September and December or any other day that the Plan Administrator declares to be a Valuation Date.

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                                    Section 2
                                   ELIGIBILITY

          2.1 Each Eligible Employee or Eligible Director shall become a Member as of any Entry Date; provided, however, that an Eligible Employee or Eligible Director may also become a member as of the first day of the month following the date he first becomes an Eligible Employee or Eligible Director.

          2.2 A Member who ceases to be an Eligible Employee or Eligible Director will no longer be eligible to make further deferrals under the Plan pursuant to Section 3 of the Plan but shall continue to be subject to all other terms of the Plan so long as he remains a Member of the Plan.

          2.3 In the event a Member participates in a plan of a Plan Sponsor or Affiliate intended to qualify under Code Section 401(a) and containing a cash or deferred arrangement qualified under Code Section 401(k), the Member shall be suspended from continued participation under this Plan to the extent required by such other plan as a result of a hardship withdrawal made by such Member under such other plan.

                                    Section 3
                               DEFERRAL ELECTIONS

          3.1 The Plan Sponsor shall credit the Account of each Member who has elected to defer a portion of Annual Compensation otherwise payable to him for the Plan Year in the amount of Annual Compensation deferred by the Member under the Plan. The election to defer Annual Compensation under the Plan must be made before the services for which the Annual Compensation is payable are performed and may only be made pursuant to a written agreement between the Member and the Plan Sponsor that shall be in such form and subject to such rules and limitations as the Plan Sponsor may prescribe and shall specify the amount of the Annual Compensation of the Member that the Member desires to defer. The written agreement shall be irrevocable for the month in respect of which it is made, although it may be modified, revoked or suspended for subsequent months, effective as of the first day of the month coinciding with or immediately following thirty (30) days after the new election is made, and shall continue in effect for each subsequent month thereafter until modified, revoked or suspended. Notwithstanding the foregoing, an election may be modified, revoked or suspended only once each Plan Year, and a Member who revokes or suspends his election may not make an election to defer Annual Compensation until the next Entry Date following thirty (30) days after the Member notifies the Plan Administrator of recommencement of active participation.

                The Plan Sponsor shall also credit the Account of each Member who has elected to defer all or a portion of a bonus otherwise payable to him in the amount of the bonus deferred by the Member under the Plan. The election to defer a bonus under the Plan must be made no later than the time determined by the Plan Administrator and may only be made pursuant to a written agreement between the Member and the Plan Sponsor that shall be in the form and subject to such rules and limitations as the Plan Sponsor may prescribe and shall specify the amount of the bonus of the Member that the Member desires to defer. The written agreement shall be irrevocable for the bonus payable in the Plan Year when made although it may be modified, revoked or suspended for bonuses paid in

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subsequent Plan Years and shall continue in effect for each subsequent Plan Year until a new election is made no later than the time determined by the Plan Administrator. For purposes of this Section 3.1, the term bonus shall mean the annual bonus paid to an Employee by a Plan Sponsor during the Plan Year disregarding any elections under Code Section 125 or Code Section 401(k).

          3.2   Upon each election by a Member to make a deferral under Section
3.1 of the Plan, the Member shall specify in his written deferral agreement the date or events upon which his Account will be distributed. In no event shall the date or event upon which a Member's Account will be distributed be later than a Member's Retirement Date.

          3.3 An Eligible Employee or Eligible Director who is a Member and who has not attained a Retirement Date may, with the consent of the Plan Sponsor, make an election to defer receipt of any payment under the Plan to a future, specified date or event, not later than the Member's Retirement Date. Such election must be made no later than 180 days before the beginning of the Plan Year in which such payment is scheduled to be made.

                                    Section 4
                                    EARNINGS

          4.1 Pursuant to procedures determined by the Primary Sponsor, a Member may be permitted to select among a range of investment benchmarks designated by the Primary Sponsor for the purpose of determining an applicable rate of return to credit earnings to the Member's Account; provided, however, that at least one investment benchmark shall provide for the fixed rate of return equal to the average money market rate as reported from time to time in the WALL STREET JOURNAL, or if no longer published, as reported in a national recognized daily publication selected by the Plan Administrator (the "Fixed Rate"). A Member's Account shall be credited with interest at a rate equal to the Fixed Rate during any period in which no investment benchmarks are offered to the Member. A Member's Account shall be hypothetically invested in accordance with the most recent investment benchmark election properly and timely filed by the Member with the Plan Administrator in accordance with rules and procedures designated by the Primary Sponsor. If no election has been properly and timely filed with the Plan Administrator or the investment benchmarks selected by the Member in the election on file with the Plan Administrator are no longer offered under the Plan and the Member fails to deliver a new election to the Plan Administrator by the date specified for delivery thereof, the Member's Account shall be credited with interest at the Fixed Rate until a subsequent investment election has been properly and timely delivered to the Plan Administrator in accordance with the rules and procedures designated by the Primary Sponsor. An amount equal to the earnings that would be credited to the Member's Account under the investment benchmarks selected, in accordance with the rules and procedures designated by the Primary Sponsor, shall be credited to his Account as of each Valuation Date.

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                                    Section 5
                                   WITHDRAWALS

          5.1 The Plan Administrator may distribute all or a portion of a Member's Account before the time the Account is otherwise distributable in accordance with the other provisions of the Plan only if the Member demonstrates that he is suffering from a hardship. For purposes of this Section, the Plan Administrator shall have the sole and absolute discretion, which shall be exercised in a nondiscriminatory and uniform manner, to determine if a hardship exists with respect to a Member.

          5.2 Hardship distributions shall be made to a Member not more than once during each Plan Year and only in accordance with such rules, policies, procedures, restrictions and conditions as the Plan Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be distributed on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with the rules applied in a uniform and nondiscriminatory manner. A distribution under this Section shall be made in a lump sum to the Member.

          5.3 In the event that all or a portion of a Member's Account is distributable while the Member is an Eligible Employee or Eligible Director as a result of the occurrence of the date or event specified by the Member in his written deferral agreement entered into pursuant to Section 3 of the Plan and the Member has not elected to defer the receipt of that portion of his Account in accordance with Section 3.3 of the Plan, the Member shall be entitled to the value of that portion of his Account, determined as of the immediately preceding Valuation Date, in one lump-sum payment. Notwithstanding the foregoing, a Member who receives a distribution of all or any portion of his Account pursuant to this Section 5.3 shall be suspended from making deferrals under Section 3 of the Plan for the calendar year immediately following the date the Member received a distribution under this Section 5.3

                                    Section 6
                                 DEATH BENEFITS

          6.1 If a Member dies before the date on which he is entitled to the commencement of payments of his Account, his Beneficiary shall be entitled to the full value of the Member's Account.

          6.2 If, subsequent to the death of a Member, the Member's Beneficiary dies while entitled to receive benefits under the Plan, the successor Beneficiary, if any, or the Beneficiary listed under Subsection 1.4(a), (b), (c) or (d) of the Plan shall generally be entitled to receive benefits under the Plan.

          6.3 Any benefit payable under this Section 6 shall be paid in accordance with and subject to the provisions of Section 7 of the Plan after receipt by the Plan Administrator of notice of the death of the Member.

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                                    Section 7
                       PAYMENT OF BENEFITS ON RETIREMENT,
                       DEATH OR TERMINATION OF EMPLOYMENT

          7.1   (a)   Upon the Member's death, termination of employment or
                attainment of a Retirement Date, the Member's Account, valued as of the immediately preceding Valuation Date, shall be paid to the Member according to this Section 7. Payment shall be made no later than sixty (60) days following the Member's death, termination of employment or Retirement Date.

                (b) The normal form of payment under the Plan to a Member or his Beneficiary under this Section 7 shall be in up to fifteen
                (15) annual installments, as elected by the Member at the time such amounts are deferred. While installments are being paid under the Plan, the unpaid Account of the Member shall continue to be credited with earnings based on the investment benchmark selected by the Member in the manner set forth in Section 4 of the Plan. Each installment shall be equal to the unpaid value of the Account as of the Valuation Date immediately preceding the date the installment is paid, divided by the number of unpaid installments payable to the Member pursuant to an election under this Subsection (b).

                (c) A Member may elect, with the consent of the Plan Administrator, to have his Account distributed a single lump sum payment. No election under this Subsection (c) shall be effective unless such election is made with respect to the payment of a benefit that is to be made in the Plan Year that begins at least 180 days following the date the Plan Administrator receives written notice of the Member's election under this Subsection (c).

          7.2   (a)   If a Member dies at any time after benefit payments have
                commenced under Subsection 7.1(b) of the Plan, the Plan Sponsor shall continue payment of the unpaid balance of the Member's Account, if any, to his Beneficiary. These payments shall be made according to the manner and method by which payments were being made to the Member during his lifetime.

                (b) If the Beneficiary is the estate of the Member, the Plan Sponsor shall make payment of the unpaid balance of the Member's Account in the form of a single lump sum payment equal to the unpaid balance of the Member's Account as of the Valuation Date immediately preceding payment.

                                    Section 8
                           ADMINISTRATION OF THE PLAN

          8.1 The Primary Sponsor shall be the Plan Administrator, unless it appoints another Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing a person who may act on its behalf. The Primary Sponsor shall

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have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice or resignation to the Primary Sponsor. Upon removal or resignation, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

          8.2   (a)   The Plan Administrator shall make all payments under the
                terms of the Plan.

                (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Participant or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms and intent of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits, and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Directors, Members and Beneficiaries, subject to the provisions of the Plan and subject to applicable law.

                (c) The Plan Administrator shall furnish Members and Beneficiaries with all disclosures required by ERISA. The Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and by the Code and shall be solely responsible for establishing and maintaining all records of the Plan.

                (d) The statement of the specific duties of a Plan Administrator in this Section is not in derogation of any other duties of a Plan Administrator under the provisions of the Plan or under applicable law.

          8.3 Any action to be taken by the Primary Sponsor or a Plan Sponsor shall be taken by resolution or written direction duly adopted by its board of directors or appropriate governing body, as the case may be; provided, however, that by such resolution or written direction, the board of directors or appropriate governing body, as the case may be, may delegate to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction, other than the power to amend, modify or terminate the Plan or to determine the basis of any Plan Sponsor contributions.

                                    Section 9
                             CLAIM REVIEW PROCEDURE

          9.1 In the event that a Member or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to such claimant written notice of the denial which shall set forth:

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                (a)   the specific reasons for the denial;

                (b)   specific references to the pertinent provisions of the
                 Plan on which the denial is based;

                (c)   a description of any additional material or information
                 necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                (d)   an explanation of the Plan's claim review procedure.

          9.2 After receiving written notice of the denial of a claim, a claimant or his representative may:

                (a)   request a full and fair review of such denial by written
                 application to the Plan Administrator;

                (b)   review pertinent documents; and

                (c)   submit issues and comments in writing to the Plan
                 Administrator.

          9.3 If the claimant wishes such a review of the decision denying his claim to benefits under the Plan, he must submit such written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

          9.4 Upon receiving such written application for review, the Plan Administrator may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received such written application for review.

          9.5 At least ten (10) days before the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time and place of such scheduled hearing. The claimant or his representative, if any, may request that the hearing be rescheduled, for his convenience, on another reasonable date or at another reasonable time or place.

          9.6 A claimant requesting a review of the decision denying a claim for benefits may employ counsel for purposes of the hearing.

          9.7 No later than sixty (60) days following the receipt of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant involved and to his representative, if any; provided, however, a decision on the written application for review may be extended, in the event special circumstances such as the need to hold a hearing require an extension of time, to a day no later than one hundred twenty (120) days after the date of receipt of

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the written application for review. The decision shall include specific reasons for the decision and specific references to the pertinent provisions of the Plan on which the decision is based.

                                   Section 10
                  LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

          10.1 No benefit payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person. Further, no such benefit shall be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law.

          10.2 If any person who shall be entitled to any benefit under the Plan shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit under the Plan, then the payment of any such benefit in the event a Member or Beneficiary is entitled to payment shall, in the discretion of the Plan Administrator, cease and terminate, and in that event the Plan Administrator shall apply the same for the benefit of such person, his spouse, children, other dependents or any of them in such manner and in such proportion as the Plan Administrator shall determine.

          10.3 Whenever any benefit that shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

          10.4 Whenever the Plan Administrator cannot, within a reasonable time after payments are to commence, locate any person to or for the benefit of whom such payments are to be made, after making a reasonable effort to locate such person, the Plan Administrator may deposit the amount to be paid in a savings account of a bank or savings and loan association to be held in the name of such person, subject, however, to any applicable escheat laws.

                                   Section 11
                              LIMITATION OF RIGHTS

          Membership in the Plan shall not give any Employee or Director any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan by any Plan Sponsor shall not be construed to give any Employee a right to be continued in

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the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any Employee at that time or as interfering with the right of any Director to continue to serve in such capacity.

                                   Section 12
                     AMENDMENT TO OR TERMINATION OF THE PLAN

          12.1 The Primary Sponsor or any successor thereto reserves the right at any time to modify or amend or terminate the Plan, including prior to or following a change of control. No such modifications or amendments shall have the effect of retroactively changing or depriving Members or Beneficiaries of benefits already accrued under the Plan. Notwithstanding anything contained in the Plan to the contrary, upon termination of the Plan each Member's Account shall be payable to the Member as soon thereafter as is reasonably practicable. No Plan Sponsor other than the Primary Sponsor shall have the right to so modify, amend or terminate the Plan. Notwithstanding the foregoing, each Plan Sponsor may terminate its own participation in the Plan.

          12.2 Each Plan Sponsor other than the Primary Sponsor shall have the right to terminate its participation in the Plan by resolution of its board of directors or other appropriate governing body and notice in writing to the Primary Sponsor. Any termination by a Plan Sponsor shall not be a termination as to any other Plan Sponsor.

          12.3 If the Plan is terminated by the Primary Sponsor it shall terminate as to all Plan Sponsors.

                                   Section 13
                         ADOPTION OF PLAN BY AFFILIATES

          Any corporation or other business entity related to the Primary Sponsor by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by written direction adopted by the Board of Directors, may adopt the Plan by action of the board of directors or other appropriate governing body of such corporation, business entity or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors or governing body indicating the adoption thereof by adopting corporation, or business entity or Affiliate. The resolution shall state and define the effective date of the adoption of the Plan by the Plan Sponsor.

                                   Section 14
                                  MISCELLANEOUS

          14.1 All payments provided under the Plan shall be paid from the general assets of the applicable Plan Sponsor, and no separate fund shall be established to secure payment. Notwithstanding the foregoing, the Primary Sponsor may establish a grantor trust to assist it in funding its obligations under the Plan, and any payments made to a member or Beneficiary from such trust

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shall relieve the Plan Sponsor from any further obligations under the Plan only to the extent of such payment.

          14.2 Each Plan Sponsor shall withhold from any benefits payable under the Plan all federal, state and local income taxes or other taxes required to be withheld pursuant to applicable law.

          14.3 To the extent not preempted by applicable federal law, the Plan shall be governed by and construed in accordance with the laws of the State of Wisconsin.

          IN WITNESS WHEREOF, the Primary Sponsor has caused this agreement to be executed on December 13, 2001.


ATTEST:                                  RAYOVAC CORPORATION


/s/ James T. Lucke                      By: /s/ Kent J. Hussey
-----------------------------------         -----------------------------------

Title:                                   Title: President and CFO
      -----------------------------            --------------------------------

        [CORPORATE SEAL]

                                       11
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                                 FIRST AMENDMENT
                                     TO THE
                               RAYOVAC CORPORATION
                           DEFERRED COMPENSATION PLAN

     THIS IS AN AMENDMENT to the Rayovac Corporation Deferred Compensation Plan (the "Plan") made this 21st day of March, 2002 by Rayovac Corporation (the "Primary Sponsor"):

                                       1.

     Section 1.7 of the Plan is amended effective as of March 1, 2002 by deleting the existing provision and by substituting the following:

          "1.7  This Section is intentionally left blank."

                                       2.

     Section 1.18 of the Plan is amended effective as of March 1, 2002 by deleting the existing provision and by substituting the following:

          "1.18 This Section is intentionally left blank."

                                       3.

     Section 3.2 of the Plan is amended effective with respect to distributions commencing on or after March 1, 2002 by deleting the second sentence of the existing provision and by substituting the following:

     "In no event shall the date or event upon which a Member's Account will be distributed be after the later of (1) the date on which the Member attains Normal Retirement Age or (2) the date on which the Member terminates employment."

                                       12
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                                       4.

     Section 3.3 of the Plan is amended effective as of March 1, 2002 by deleting the first sentence of the existing provision and by substituting the following:

     "An Eligible Employee or Eligible Director who is a Member and who has not become entitled to a distribution of his Account may, with the consent of the Plan Sponsor, make an election to defer receipt of any payment under the Plan to a future, specified date or event that shall not be after the later of (1) the date on which the Member attains Normal Retirement Age or
     (2) the date on which the Member will terminate employment, including by reason of disability."

                                       5.

     Section 5.3 of the Plan is amended effective with respect to distributions commencing on or after March 1, 2002 by deleting the first sentence of the existing provision and by substituting the following:

     "In the event that all or a portion of a Member's Account is distributable while the Member is an Eligible Employee or Eligible Director as a result of the occurrence of the date or event specified by the Member pursuant to
     Section 3 of the Plan, the Member will receive the value of that portion of his Account, determined as of the Valuation Date next following the date or event giving rise to the distribution, in one lump-sum payment as soon as practicable after such Valuation Date."

                                       6.

     Section 7.1 of the Plan is amended effective with respect to distributions commencing on or after March 1, 2002 by deleting subsection (a) of the existing provision and by substituting the following:

          "(a) Upon the occurrence of the date or event specified by the Member pursuant to Section 3 of the Plan or, if earlier, the Member's death, the Member's Account, valued as of the Valuation Date next following the date or event giving rise to the distribution, shall be paid to the Member or his Beneficiary according to this Section 7. Payment shall be made as soon as practicable following such Valuation Date."

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                                       7.

     Section 7.2 of the Plan is amended effective with respect to distributions commencing on or after March 1, 2002 by deleting subsection (b) of the existing section and by substituting the following:

          "(b) If the Beneficiary is the estate of the Member, the Plan Sponsor shall make payment of the unpaid balance of the Member's Account in the form of a single lump-sum payment as soon as practicable after the Valuation Date next following the date of the Member's death, and such payment shall be equal to the unpaid balance of the Member's Account as of such Valuation Date."

     IN WITNESS WHEREOF, the Primary Sponsor has caused this amendment to be executed by its duly authorized representative and its corporate seal to be hereto affixed the day and year first written above.

PRIMARY SPONSOR                          RAYOVAC CORPORATION

(Corporate Seal)                         By: /s/ Kent J. Hussey
                                             ----------------------------

                                         Title: President and CFO
                                                -------------------------

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[INSERT TO ELECTION FORM]

I elect to have my accounts under the Plan paid to me in the form of:

   _____  annual installments for ____ (up to 15) years, or

   _____  a single lump sum payment
 .

I elect to have the payment(s) specified above made or commence as soon as administratively feasible after the next valuation date after:


   _____ my termination of employment (including by reason of disability).

   ______________________ (a date certain before I reach age 65).

   ______________________ (a date certain on or after I reach age 65). I understand that if I terminate employment before this date certain, my accounts will be paid to me as soon as practicable after the later of (1) the date I reach age 65 or (2) terminate employment.

I understand that if I die before I begin receiving payments under the Plan, the full value of my accounts will be paid to my Beneficiary in the form I elect above as soon as administratively feasible after the next valuation date following my death.

                                SECOND AMENDMENT
                                     TO THE
                               RAYOVAC CORPORATION
                           DEFERRED COMPENSATION PLAN

     THIS IS AN AMENDMENT to the Rayovac Corporation Deferred Compensation Plan (the "Plan") made this 27th day of September, 2002 by Rayovac Corporation (the "Primary Sponsor") and effective as of such date, except as otherwise provided below:

                                       1.

     Section 3.1 of the Plan is amended by adding the following at the end of the existing provision:


          "The Plan Sponsor may credit the Account of any Member with an additional amount as a discretionary non-elective employer contribution at such time and in such amount as it may choose. At and after the time any such discretionary non-elective contribution is credited to the Account of a Member, the contribution shall be treated in the same manner as any deferral under this Section 3, including with respect to earnings, distribution elections, withdrawals and other payment of the benefit."

                                       2.

     The Plan is amended by deleting the existing Section 3.2 and by substituting the following:

          "3.2  Upon each election by a Member to make a deferral under Section
     3.1 or at the time the Account of a Member is credited with a discretionary non-elective contribution from the Primary Sponsor as specified in Section 3.1, the Member shall specify the date or events upon which his Account will be distributed on a form acceptable to the Plan Administrator. In no event shall the date or event upon which a Member's Account will be distributed be after the later of (1) the date on which the Member attains Normal Retirement Age or (2) the date on which the Member terminates employment."

                                       3.

     Section 7.1(b) of the Plan is amended by deleting the first sentence thereof and by substituting the following:

     "The normal form of payment under the Plan to a Member or his Beneficiary under this Section 7 shall be in up to fifteen (15) annual installments, as elected by the Member at the time such amounts are deferred or credited to his Account as an discretionary non-elective contribution under Section 3.1."

     IN WITNESS WHEREOF, the Primary Sponsor has caused this amendment to be executed by its duly authorized representative and its corporate seal to be hereto affixed the day and year first written above.

PRIMARY SPONSOR                          RAYOVAC CORPORATION

(Corporate Seal)                         By: /s/ Kent J. Hussey
                                             ----------------------------

                                         Title: President and COO
                                                -------------------------